Exhibit 10.27



                                PLEDGE AGREEMENT
                                ----------------

     PLEDGE AGREEMENT ("Agreement") dated as of August 20, 2004, between DualStar Technologies Corporation, with an address at 11-30 47th Avenue, Long Island City, New York 11101 ("Guarantor") and Gary Segal, with an address at 101-32 101st Street, Ozone Park, New York 11416 ("Secured Party").

     WHEREAS, High-Rise Electric, Inc. ("High-Rise"), a Delaware corporation and a wholly owned subsidiary of the Guarantor, is a party to a Promissory Note (the "Note") and a Security Agreement (the "Security Agreement") of even date herewith pursuant to which the Secured Party has made a loan to the High-Rise.

     WHEREAS, as a condition to extending such credit to High-Rise, the Secured Party has required that, the Guarantor enter into a Guaranty Agreement dated August 20, 2004, in the form annexed hereto.

     WHEREAS, the in connection with and as security for the Guaranty, the Guarantor has agreed to grant the Secured Party a security interest in certain collateral owned by the Guarantor.

     NOW, THEREFORE, the parties agree as follows:

     1. Pledge. As collateral security for the due and punctual payment the Note, the Guarantor hereby pledges, hypothecates and assigns to the Secured Party, and hereby grants to the Secured Party a security interest in (all the foregoing herein called the "Pledge"), the following described property, whether now owned by the Guarantor or hereafter acquired and whether now existing or hereafter created (hereinafter collectively called the "Pledged Collateral"):

               (a) all of Guarantor's right, title and interest in and to all of the issued and outstanding shares of common stock of High-Rise together with the certificate(s) evidencing such shares (collectively, the "Pledged Shares");

               (b) all cash, instruments, securities or other property representing a dividend or other distribution on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

               (c) all sale proceeds of any of the property of the Guarantor described in subsections (a) and (b) above of this Section 1 and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, records, and other documents.

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     2. (a) Pledge Absolute. The Guarantor hereby agrees that this Agreement shall be binding upon the Guarantor and that the Pledge of the Pledged Collateral hereunder shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Note, the absence of any action to enforce the same, the waiver or consent by the Secured Party with respect to any provision thereof, the recovery of any judgment against the Guarantor, or any action to enforce the same or any other similar circumstances. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Guarantor, any notice to require a proceeding first against the Guarantor or any other person, or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Agreement will remain in full force and effect so long as the Note remains unsatisfied.

     (b) Guarantor Remains Liable. Anything herein to the contrary notwithstanding, (i) Guarantor shall remain liable for the obligations under the Guaranty to the same extent as if this Pledge Agreement had not been executed, and (ii) the exercise by the Secured Party of any of the rights hereunder shall not release Guarantor from the Guaranty. Except as expressly set forth herein, the Secured Party shall have no obligation nor liability with respect to the Pledged Shares by reason of this Pledge Agreement, nor shall the Secured Party be obligated to perform any of the obligations or duties of a shareholder, or to take any action on behalf of High-Rise or the Guarantor in the event any of the rights and remedies under this Pledge Agreement are exercised.

     3. Representations, Warranties and Covenants. Guarantor represents, warrants and covenants that:

               (a) (i) the chief executive office/principal place of business of Guarantor and the office where Guarantor keeps its books and records relating to the Pledged Collateral, and all locations of Collateral are at 11-30 47th Avenue, Long Island City, NY 11101; and (ii) following the move of its offices, which is scheduled to be completed no later than October 1, 2004, Guarantor will not change its chief executive office/principal place of business, office where its books and records are kept or any locations of Collateral, or merge or consolidate with any person, without prior written notice to and consent of Secured Party;

               (b) the Pledged Collateral is free and clear of all Liens, and Guarantor will not create or suffer to exist any Lien on any of the Pledged Collateral, except for Liens in favor of Secured Party and Permitted Liens. A "Lien" is any lien, security interest, claim and/or encumbrance, but excluding in each case any Permitted Liens. A "Permitted Lien" is a lien for taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings;

               (c) Guarantor will not assign, transfer, sell, lease or otherwise dispose of or abandon any Collateral, nor will Guarantor suffer or permit any of the same to occur with respect to any Collateral, without prior written notice to and consent of Secured Party, except for the sale or lease from time to time in the ordinary course of business of such items of the Pledged Collateral as may constitute inventory;

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               (d)  Guarantor will, at its sole cost and expense, perform all acts and execute all documents requested by Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party's security interest granted herein, and to effectuate or maintain the priority thereof, or otherwise to carry out the provisions and purposes of this Agreement, including, without limitation, the execution and delivery of financing statements pursuant to the UCC, and Guarantor hereby authorizes Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Agreement with respect to the Pledged Collateral signed only by Secured Party and/or signed by Secured Party as attorney-in-fact of Guarantor;

               (e) if any of the Pledged Collateral at any time consists of instruments, documents, chattel paper or letters of credit, Guarantor shall, immediately upon receipt or creation of such Collateral, deliver such Collateral in its original form to Secured Party, duly endorsed to Secured Party or in blank or accompanied by appropriate stock or bond powers;

               (f) Guarantor will pay Secured Party for any direct sums, costs, and expenses which Secured Party may pay or incur in perfecting or enforcing this Agreement or the security interest granted herein or in enforcing the Guaranty, including but not limited to court costs, collection charges, reasonable travel expenses, and reasonable attorneys fees;

               (g) in its discretion, Secured Party may, at any time and from time to time, assign, transfer or deliver to any permitted assignee of the Note, any Collateral, whereupon Secured Party shall be fully discharged from all responsibility and the transferee shall be vested with all powers and rights of Secured Party hereunder with respect thereto, but Secured Party shall retain all rights and powers with respect to any Collateral not assigned, transferred or delivered; and

               (h) Guarantor presently owns and will continue to own at all times all of the issued and outstanding capital stock, and all other equity and debt interest of High-Rise, and High Rise will not issue or allow the transfer of its capital stock nor any option, right or interest therein while the Note remains outstanding.

     4. Events of Default. Each of the following events shall constitute an event of default ("Event of Default") under this Agreement:

               (a) if Guarantor or any obligor, maker, endorser, acceptor, surety or guarantor of, or any party to, or any person hypothecating property as security for, the Note (the same, including Guarantor, being collectively referred to herein as "Obligors") shall default in the punctual payment of any sum payable with respect to, or in the observance or performance of any of the material terms and conditions of, the Note or this Agreement or any other agreement between any Obligor and Secured Party;

               (b) (i) High-Rise shall be dissolved or shall fail to maintain its corporate existence in good standing, or if the usual business of High-Rise shall be terminated or suspended; or
                    (ii) Guarantor shall be dissolved or shall fail to maintain its corporate existence in good standing, or if Guarantor shall cease its operations (for this purpose, owning the stock or other equity of operating entities shall be deemed continuing operations);

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               (c)  if any Obligor shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency act; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America, any state thereof or any foreign country; or make or send notice of any intended bulk transfer;

               (d) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of any Obligor or of the whole or any substantial part of its properties, or approve a petition filed against any Obligor seeking reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America, any state thereof or any foreign country; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of any Obligor or of the whole or any substantial part of its properties; or if there is commenced against any Obligor any proceeding for any of the foregoing relief;

               (e) if a default shall occur (i) in the payment of any principal, interest or premium with respect to any indebtedness for borrowed money of Guarantor, or (ii) under any agreement or instrument under or pursuant to which any such indebtedness may have been issued, created, assumed, guaranteed or secured by Guarantor, and such default shall permit the acceleration of such indebtedness (without giving effect to any standstill or acceleration blockage period) or if any such indebtedness shall be declared due and payable prior to the stated maturity thereof or shall not be paid in full at the stated maturity thereof; or

               (f) an Event of Default under the Note or under the Guaranty or Security Agreement delivered by High-Rise in connection with the Note.

     5. Delivery of Shares.

               (a) Simultaneously with the execution of this Pledge Agreement, Guarantor shall deliver or cause the delivery of certificates representing all of the Pledged Shares to the Secured Party along with a stock power signed in blank.

               (b) Delivery of the Pledged Shares pursuant to this section shall be considered for all purposes as delivery to the Secured Party, and the Secured Party's security interest in and to such Pledged Shares shall be deemed perfected by such delivery.

               (c) Upon performance in full of Guarantor's obligations hereunder, the Secured Party shall deliver the Pledged Shares to Guarantor in accordance with Guarantor's written instructions.

     6. Voting Rights; Dividends, Etc.

               (a) So long as no Event of Default has occurred, the Guarantor shall be entitled to exercise any and all voting rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement.

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               (b)  So long as no Event of Default has occurred, the Guarantor shall be entitled to receive and retain any and all cash dividends paid on the Pledged Collateral. Any and all stock dividends, liquidating dividends, distribution of property, redemption or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of the Pledged Collateral or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Guarantor may be a party or otherwise, and any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any Pledged Collateral (either at maturity, upon call for redemption or otherwise), shall become part of the Pledged Collateral and, if received by the Guarantor, shall be held in trust for the benefit of the Secured Party and shall forthwith be delivered to the Secured Party (accompanied by proper instruments of assignment and/or stock powers executed by the Guarantor in accordance with the Secured Party's instructions) to be held subject to the terms of this Pledge Agreement.

               (c) Upon the occurrence of an Event of Default, at the option of the Secured Party (subject to applicable law), (i) all rights of the Guarantor to exercise the voting rights and powers which Guarantor is entitled to exercise pursuant to
                    Section 6(a) shall cease, and all such rights shall thereupon become vested in the Secured Party, and the Secured Party shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and (ii) the Secured Party shall be entitled to receive and retain any and all cash dividends, if any, paid on the Pledged Collateral. Any and all cash and other property paid over to or received by the Secured Party pursuant to the provisions of this subsection (c) shall be retained by the Secured Party as part of the Pledged Collateral, and shall be applied in accordance with the provisions hereof.

               (d) The Secured Party at any time may extend or renew for one or more periods (whether or not longer than the original period) the Note, and grant releases, compromises or indulgences with respect to the Note or any extension or renewal thereof or any security therefor or to any obligor hereunder or thereunder without impairing the Secured Party's rights, or releasing the Guarantor from his obligations, hereunder.

     7. Remedies upon Default.

               (a) Upon the occurrence of an Event of Default, the Secured Party may, without being required to give any notice to the
                    Guarantor:

               (i) exercise any and all rights afforded to the shareholders of High-Rise with respect to the Pledged Shares;

               (ii) take possession of the Pledged Shares and sell the Pledged
                    Shares at once or from time to time, in accordance with the terms of this Pledge Agreement;

               (iii) exercise all the rights and remedies provided for herein or otherwise available under the laws of any jurisdiction, and all the rights and remedies of a secured party on default under the Uniform Commercial Code in New York or any other state or jurisdiction as applicable;

               (iv) apply the cash (if any) then held by it pursuant to Section
                    6 to the ratable payment in full of the Note and all other indebtedness referred to in Section 9 in the order and manner specified in Section 9. In addition, the Secured Party may sell the Pledged Collateral, or any part thereof, in accordance with Section 8 and shall apply the proceeds of such sale to the ratable payment in full of the Note and all other indebtedness referred to in Section 9 in the order and manner specified in Section 9; and

               (b) The Guarantor agrees that, upon the occurrence of an Event of Default without notice to or further assent by the Guarantor, the liability of High-Rise and the Guarantor or any other Person for or upon the Note may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by the Secured Party, as the Secured Party may deem advisable, and that the Pledged Collateral or other collateral or liens securing the Note may, from time to time, in whole or in part (subject, in the case of the Pledged Collateral, to the provisions of this Agreement), be exchanged, sold or surrendered by the Secured Party, as the Secured Party may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the rights of the Secured Party hereunder or with respect to the Pledged Collateral.

     8. Sale of Pledged Collateral.

               (a) The sale of the Pledged Collateral or any portion thereof may be made at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, as the Secured Party shall deem appropriate. The proceeds of any such sale shall be applied in the order and manner specified in Section 9. The Secured Party shall be authorized at any such sale (to the extent it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral then being sold for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Secured Party shall have the right to assign, endorse, transfer and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Guarantor, and the Guarantor hereby waives (to the extent permitted by law) all right of redemption, stay and/or appraisal that Guarantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Except in the case of Pledged Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized exchange, the Secured Party shall give to the Guarantor at least ten (10) days' written notice of the Secured Party's intention to make any such public or private sale or sale at a broker's board or on any such securities exchange. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in the case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or any portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours, and at such place or places, as the Secured Party may fix in the notice of such sale. At any such sale, the Pledged Collateral, or any portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Party may determine and the Secured Party may bid (which bid may be, in whole or in part, in the form of cancellation of any Obligation) for and purchase the whole or any part of the Pledged Collateral.


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                    The Secured Party may, without notice or publication,
                    adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledge Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Secured Party until the sale price is paid by the purchaser or purchasers thereof, but the Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in the case of any such failure, such Pledged Collateral may be sold again upon like notice. As an alternative to exercising the power of sale herein conferred upon him, the Secured Party may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and to sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

               (b) In connection with any disposition of the Pledged Collateral, if the Secured Party elects to obtain the advice of any regionally known investment banking firm that is a member firm of the National Association of Securities Dealers, Inc., proposed by the Secured Party to the Guarantor and chosen by the Guarantor within seven days of receiving notice thereof (or, if the Guarantor fails to agree on such choice within such seven-day period, the advice of any one of such firms chosen by the Secured Party) with respect to the method or manner of sale or disposition of any of the Pledged Collateral, the best price reasonably obtainable therefor and any other details concerning such sale or disposition, then, to the extent permitted by law any sale or other disposition of any Pledged Collateral in reliance on such advice shall be deemed to be commercially reasonable under the Uniform Commercial Code and otherwise proper.

               (c) The Guarantor understands that compliance with Federal or state securities laws may very strictly limit the course of conduct of the Secured Party if the Secured Party were to attempt to dispose of all or any part of the Pledged Collateral and may also limit the extent to which or the manner in which any subsequent transferee of the Pledged Collateral may dispose of the same. The Guarantor agrees that in any sale of any of the Pledged Collateral the Secured Party is hereby authorized to comply with any such limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to (i) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral) or (ii) obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official. The Guarantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, and that the Secured Party shall not be liable or accountable to the Guarantor for any discount allowed by reason of the fact that the Pledged Collateral is sold in compliance with any such limitation or restriction.

               (d) The Secured Party shall be under no obligation to sell or otherwise dispose of any Pledged Collateral, or to cause any Pledged Collateral to be sold or otherwise disposed of, by reason of any diminution in the fair market value thereof, and the failure of the Secured Party to do so shall under no circumstances be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

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               (e)  The Secured Party shall be under no obligation to delay a sale or disposition of any of the Pledged Shares to permit the Guarantor of such Pledged Shares to register them for public sale under the Securities Act of 1933 or under any applicable state securities or blue-sky laws.

     In addition to the rights and remedies granted to the Secured Party in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Note, the Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code. The Secured Party shall have the right in his sole discretion to determine which rights, security, liens, guaranties or remedies he shall retain, pursue, release, subordinate, modify or enforce, without in any way modifying or affecting any of the other of them or any of the Secured Party's rights hereunder.

     9. Application of Proceeds of Collateral Sale.

               (a) Secured Party may apply the cash proceeds actually received from any sale or other disposition of the Pledged Collateral to the direct reasonable expenses of preparing for sale and selling the Pledged Collateral, to direct reasonable attorneys' fees and all other direct reasonable expenses which may be incurred by Secured Party in attempting to collect the Note or enforce this Agreement; and then to the
                    Note in such order and as to principal or interest as Secured Party may desire; and Guarantor shall remain liable and will pay Secured Party on demand any deficiency remaining after the application of such cash proceeds, together with interest thereon at the highest rate then payable on the Note, and the balance of any expenses unpaid, with any surplus to be paid to Guarantor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Pledged Collateral known to Secured Party.

               (b) Secured Party may appropriate, set off and apply to the payment of the Note, any Collateral in or coming into the possession of Secured Party or its agents, upon prior written notice to Guarantor and in such manner as Secured Party may in its discretion determine.

     10. Power of Attorney. To effectuate the terms and provisions hereof, Guarantor hereby designates and appoints Secured Party and each of its designees or agents as attorney-in-fact of Guarantor, irrevocably, with authority to: (i) endorse the name of Guarantor on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of the Pledged Collateral that may come into Secured Party's possession; (ii) sign the name of Guarantor on any invoices, documents, drafts against and notices to account debtors or obligors of Guarantor, assignments and requests for verification of accounts; (iii) execute proofs of claim and loss with respect to the Pledged Collateral; (iv) execute endorsements, assignments or other instruments of conveyance or transfer with respect to the Pledged Collateral; (v) execute and file UCC financing statements and/or amendments thereto with respect to the Pledged Collateral; and
(vi) do all other acts and things necessary or advisable in the sole discretion of Secured Party to carry out and enforce this Agreement or the Note. All acts done under the foregoing authorization are hereby ratified and approved and neither Secured Party nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, provided that Secured Party or any designee or agent thereof shall not be relieved of liability to the extent it is determined by a final judicial decision that its act, error or mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable while any the Note shall remain unpaid.

     11. Care of the Pledged Collateral. Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if Secured Party accords such Pledged Collateral treatment substantially the same as that which it accords similar property owned by it. Except for any claims, causes of action or demands arising out of Secured Party's failure to perform its agreements set forth in the preceding sentence, Guarantor releases Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Note, the Pledged Collateral and its use and/or any actions taken or omitted to be taken by Secured Party with respect thereto, and Guarantor hereby agrees to hold Secured Party harmless from and with respect to any and all such claims, causes of action and demands. Secured Party's prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Note.

     12. Waivers. No act, omission or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Secured Party of any Event of Default or right or remedy which it may have shall operate as a waiver of any other Event of Default, right or remedy or of the same Event of Default, right or remedy on a future occasion. Guarantor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Pledged Collateral, and all other notices and demands whatsoever (except as expressly provided herein).

     13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

     14. SUBMISSION TO JURISDICTION: WAIVER OF TRIAL BY JURY, ETC.. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NASSAU COUNTY OR THE UNITED STATES DISTRICT COURTS FOR THE EASTERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, DEBTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. DEBTOR HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (1) TRIAL BY JURY, (II) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (III) THE RIGHT TO INTERPOSE ANY SETOFF, NON-COMPULSORY COUNTERCLAIM OR CROSS-CLAIM.

               (a) DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY CERTIFIED MAIL, POSTAGE PREPAID, TO DEBTOR AT ITS ADDRESS DETERMINED

                    PURSUANT TO SECTION 10 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST DEBTOR IN ANY OTHER JURISDICTION.

     15. Notices. All notices and other communications to any party hereunder shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by a reputable courier delivery service or by telecopy and shall be given to the telecopier number or address for such party set forth below such party's signature to this Agreement, or to such other telecopier number or address as such party may hereafter specify by notice to the other party. Each such notice or other communication shall be effective (a) if given by telecopier, when such telecopy is transmitted to the telecopier number specified by this Section and the appropriate answer back or confirmation is received, (b) if given by certified mail, 4 business days after such communication is deposited with the post office, addressed as aforesaid or
(c) if given by any other means (including, without limitation, by courier), when delivered at the address specified by this Section.

     16. Amendments and Waivers: Partial Invalidity. Acknowledgment of Receipt. No provision hereof shall be modified, altered or limited except by a written instrument executed by the party to be charged. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby. Guarantor acknowledges receipt of a copy of this Agreement.

     17. Benefit of Agreement: Continuing Security Interest. This Agreement and all obligations hereunder shall be binding upon the heirs, executors, legal representatives, administrators, successors and assigns of Guarantor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its successors, endorsees and permitted assigns; provided, however, neither party may assign, transfer or delegate any of its rights or obligations hereunder without the express prior written consent of the other party. Notwithstanding the foregoing, the Secured Party may, without notice to or consent by the Guarantor, transfer or assign this Agreement, together with the rights and remedies of Secured Party hereunder or any interest herein and may assign or transfer any of its rights or interest in and to the Collateral or any part thereof so long as the assignee is an entity either controlled by the Secured Party or in which the Secured Party has a majority interest. This Agreement shall create a continuing security interest in the Pledged Collateral which shall remain in full force and effect until payment in full of the Note and termination of any commitment by Secured Party to make loans or other financial accommodations to or for the benefit of Guarantor has been acknowledged in writing by Secured Party.

     18. Performance by Debtor. Upon full payment of the Note and performance of the obligations under the Security Agreement, this Pledge Agreement shall terminate, at which time Secured Party shall release, reassign and redeliver to Guarantor all Pledge Collateral and related documents then in the possession of Secured Party, including any applicable termination statements under the Uniform Commercial Code. Notwithstanding the foregoing, if any such payment is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Debtor or Guarantor), the indebtedness to which such payment was applied shall for the purpose of this Pledge Agreement be deemed to have continued in existence, notwithstanding such application, and this Pledge Agreement shall be enforceable as fully as if such application had never been made, and the parties will have all rights and obligations hereunder as if the payment was never made and such rights and obligations were never interrupted, including without limitation a redelivery by Guarantor to Secured Party of the Pledged Collateral.

     19. Counterparts, Captions, Entire Agreement. This Agreement maybe executed in any number of counterparts. The captions of the Sections of this Agreement have been inserted for convenience only and shall not in anyway affect the meaning or construction of any provision of this Agreement. This Agreement represents the agreement of the parties hereto with respect to the subject matter hereof and there are no promises or representations by Guarantor or Secured Party relative to the subject matter hereof not reflected herein.

     IN WITNESS WHEREOF, the undersigned have executed or caused this Agreement to be duly executed as of the date first above set forth.

                               DEBTOR:

                               DUALSTAR TECHNOLOGIES
                               CORPORATION

                               By:
                                  ----------------------------------------------
                                    Name:
                                        ----------------------------------------
                                    Title:
                                         ---------------------------------------
                               Address:

                               SECURED PARTY:

                               -------------------------------------------------
                               Gary Segal
                               Address: